UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 30, 2006


                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                    001-13279               95-4647021
(State or other jurisdiction  (Commission file number)     (I.R.S. Employer
      of incorporation)                                 Identification Number)

                      6001 36th Avenue West
                       Everett, Washington
                         www.intermec.com                           98203-1264
    (Address of principal executive offices and internet site)      (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On March 30, 2006, the Registrant announced that the Registrant is assessing possible closure of its design centers in Goteborg and Lund, Sweden.

The press release announcing the foregoing is attached to this Report as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

         99.1     Press Release dated March 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Intermec, Inc.
                                  (Registrant)



Date:  March 30, 2006            By:  /s/ Janis L. Harwell
                                      ---------------------------------------
                                          Janis L. Harwell
                                          Senior Vice President,
                                          General Counsel and
                                          Corporate Secretary